Exhibit 10.1

                            AMERICAN MOLD GUARD, INC.
                              EQUITY INCENTIVE PLAN

                                    SECTION I
                                  INTRODUCTION

          1.1 ESTABLISHMENT. American Mold Guard, Inc., a California corporation (hereinafter referred to, as the "Company"), hereby establishes the American Mold Guard, Inc. Equity Incentive Plan (the "Plan") for certain key employees and consultants of the Company.

          1.2 PURPOSES. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Eligible Employees and Consultants of the Company and to create in such Eligible Employees and Consultants a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of Eligible Employees and Consultants is more closely aligned with the income of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

          2.1 DEFINITIONS. The following terms shall have the meanings set forth below:

                (a) "Award" means a grant made under this Plan in the form of Stock, Options, or Restricted Stock.

                (b) "Board" means the Board of Directors of the Company.

                (c) "Consultant" means any person, including an advisor, who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                (d) "Effective Date" means the effective date of the Plan.

                (e) "Eligible Employees" means full-time key employees (including, without limitation, officers and directors who are also employees) of the Company upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

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                (f) "Fair Market Value" means the officially quoted closing price of the Stock on the Nasdaq Stock Market, or if the Stock is listed on a securities exchange, the last reported sales price of the Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Stock. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Incentive Plan Committee after such consultation with outside legal, accounting and other experts as the Incentive Plan Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

                (g) "Incentive Plan Committee" means a committee consisting of at least two disinterested members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Incentive Plan Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

                (h) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Internal Revenue Code.

                (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

                (j) "Non-Statutory Option" means any Option other than an Incentive Stock Option.

                (k) "Option" means a right to purchase Stock at a stated price for a specified period of time.

                (l) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

                (m) "Participant" means an Eligible Employee or Consultant to the Company designated by the Incentive Plan Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

                (n) "Plan Year" means each 12-month period beginning January I and ending December 31, except that for the first year of the Plan it shall begin on the Effective Date.

                (o) "Restricted Stock" means Stock granted under Section 9 that is subject to restrictions imposed pursuant to said Section.

                (p) "Share" means a share of Stock.

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                (q) "Stock" means the common stock, no par value, of the
Company.

          2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.


                                    SECTION 3
                               PLAN ADMINISTRATION

          The Plan shall be administered by the Incentive Plan Committee. In accordance with the provisions of the Plan, the Incentive Plan Committee shall, in its sole discretion, select Participants from among the Eligible Employees and Consultants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Incentive Plan Committee may deem necessary or desirable and consistent with the terms of the Plan. The Incentive Plan Committee shall determine the form or forms of the agreements with participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Incentive Plan Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Incentive Plan Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                    SECTION 4
                            STOCK SUBJECT TO THE PLAN

          4.1 NUMBER OF SHARES. The maximum aggregate number of Shares which may be authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Incentive Plan Committee may from time to time deem necessary is one million (1,000,000). The Shares may be divided among the various Plan components as the Incentive Plan Committee shall determine. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of

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Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

          4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 shall automatically become available for use under the Plan.

          4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

          4.4 DIVIDEND PAYABLE IN STOCK OF ANOTHER CORPORATION ETC. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding an Award for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof in the case of Options, and the vesting thereof in the case of other Awards. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Participant because an Award is not exercised or otherwise vested, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

          4.5 OTHER CHANGES IN STOCK. In the event there shall be any change, other than as specified in Sections 4.3 and 4.4, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Incentive Plan Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding

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Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Incentive Plan Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

          4.6 RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Stock involved, the Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Stock or other securities.

          4.7 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Incentive Plan Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

          4.8 DETERMINATION BY INCENTIVE PLAN COMMITTEE, ETC. Adjustments under this Section 4 shall be made by the Incentive Plan Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.


                                    SECTION 5
                          REORGANIZATION OR LIQUIDATION

          In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 11 do not apply, the Incentive

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Plan Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Incentive Plan Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Incentive Plan Committee may remove restrictions on Restricted Stock and may modify the performance requirements for any other Awards. The Incentive Plan Committee may provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Incentive Plan Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                                    SECTION 6
                                  PARTICIPATION

          Participants in the Plan shall be those Eligible Employees or Consultants who, in the judgment of the Incentive Plan Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Incentive Plan Committee, and receipt of one such Award shall not result in automatic receipt of any other Award, and written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto; and further provided that Incentive Stock Options shall not be granted to Consultants or to Eligible Employees who are not permitted to receive Incentive Stock Options under the Internal Revenue Code. Each Participant shall enter into an agreement with the Company, in such form as the Incentive Plan Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Incentive Plan Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

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                                    SECTION 7
                                  STOCK OPTIONS

          7.1 GRANT OF OPTIONS. Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options. The Incentive Plan Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Incentive Plan Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

          7.2 OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Incentive Plan Committee may consider appropriate in each case.

                (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Incentive Plan Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

                (b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Incentive Plan Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Incentive Plan Committee. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

                (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Incentive Plan Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than 10 years from the date an Option is granted; provided, however, that the Option Period of an Option granted to an Eligible Employee or Consultant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the

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Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date such an Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Incentive Plan Committee, when incremental portions of each Option shall vest. Except as provided in Sections 5 and 10, no portion of any Option shall vest before six months after the date of grant of the Option.

                (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Incentive Plan Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

                        (i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this subsection 7.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 7.2(d)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

                        (ii) If the Option Holder terminates his employment with the Company in a manner determined by the Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Option Holder within 10 days of such termination), the Option may be exercised by the Option Holder, or in the case of death by the persons specified in subsection
(iii) of this subsection 7.2(d), within three months following his or her retirement if the Option is an Incentive Stock Option or within twelve months following his or her retirement if the Option is a Non-Statutory Stock Option (provided in each case that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of employment.

                        (iii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue
Code), during the Option Period while still employed, or within the three-month period referred to in (iv) below, or within the three or 12-month period referred to in (ii) above, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within 12 months following the Option Holder's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

                        (iv) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company) within the Option Period for any reason other than cause, retirement as provided in (ii) above, disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise

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must occur within the Option Period), but not thereafter. In any such case, the
Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

                (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.

                (f) Exercise, Payments, Etc.

                        (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of shares of Stock shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

                        (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

                                (A)     in cash;

                                (B)     by cashier's check payable to the order
of the Company;

                                (C)     by delivery to the Company of
certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time

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to time by the Incentive Plan Committee; for purposes of this Plan, the Fair
Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day the delivery of the certificates for the Stock used as payment of the Option Price; or

                                (D)     by delivery to the Company of a properly
executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

                        (iii) In the discretion of the Incentive Plan Committee, the Company may guaranty a third-party loan obtained by a Participant to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is secured by the Shares.

                (g) Date of Grant. An option shall be considered as having been granted on the date specified in the grant resolution of the Incentive Plan Committee.

                (h) Withholding.

                        (A) Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in
Section 15.

                        (B) Incentive Options. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Internal Revenue Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office in Irvine, California (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

                (i) Adjustment of Options. Subject to the limitations contained in Sections 7 and 14, the Incentive Plan Committee may make any adjustment in the Option Price, the number of shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or exercise period) that differ from the terms and conditions

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of the original Option. The Incentive Plan Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

          7.3 STOCKHOLDER PRIVILEGES. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                    SECTION 8
                            STOCK APPRECIATION RIGHTS

          If an agreement evidencing an Option so provides, an Option granted under this Plan (herein sometimes referred to as the "corresponding option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the Fair Market Value of the Shares subject to unexercised portions of the corresponding option over the aggregate exercise price for such Shares under the corresponding option as of the date the Stock Appreciation Right is exercised. The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their Fair Market Value), or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the corresponding option is then "publicly traded". For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or if sales or bid and offer quotations therefor are reported on the Nasdaq Stock Market or on any then operative successor to the Nasdaq Stock Market.


                                    SECTION 9
                             RESTRICTED STOCK AWARDS

          9.1 AWARDS GRANTED BY INCENTIVE PLAN COMMITTEE. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Incentive Plan Committee.

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          9.2 RESTRICTIONS. A Participant's right to retain a Restricted Stock
Award granted to him under Section 9.1 shall be subject to such restrictions, including but not limited to his continuous employment by the Company for a restriction period specified by the Incentive Plan Committee, or the attainment of specified performance goals and objectives, as may be established by the Incentive Plan Committee with respect to such award. The Incentive Plan Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

          9.3 PRIVILEGES OF A STOCKHOLDER, TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this
Section 9 upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Stock shall be subject to the limitations of Section 11.2 hereof.

          9.4 ENFORCEMENT OF RESTRICTIONS. The Incentive Plan Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 9.2 and 9.3:

                (a) Placing a legend on the stock certificates referring to the restrictions;

                (b) Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

                (c) Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

          9.5 TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) of a Participant, or the retirement of a Participant as provided in Section 7.2(d)(ii), all employment period and other restrictions applicable to Restricted Stock Awards then held by him shall lapse, and such awards shall become fully nonforfeitable. Subject to Sections 5 and 10, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.


                                   SECTION 10
                                CHANGE IN CONTROL

          10.1 OPTIONS, RESTRICTED STOCK. In the event of a change in control of the Company as defined in Section 10.2, then the Incentive Plan Committee may, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 14, take any or all of the

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

following actions: (a) accelerate the exercise dates of any outstanding Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (c) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; (d) make any other adjustments or amendments to the outstanding Options and (e) eliminate all restrictions with respect to Restricted Stock and deliver Shares free of restrictive legends to any Participant.

          10.2 DEFINITION. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule l3d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 percent of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                   SECTION 11
                        RIGHTS OF EMPLOYEES; PARTICIPANTS

          11.1 EMPLOYMENT. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time.

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

          11.2 NONTRANSFERABILITY. No right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or a Participant's death, a Participant's rights and interests in Options shall, to the extent provided in Section 7, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Incentive Plan Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.


                                   SECTION 12
                              GENERAL RESTRICTIONS

          12.1 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

          12.2 COMPLIANCE WITH SECURITIES LAWS. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

          12.3 STOCK RESTRICTION AGREEMENT. The Incentive Plan Committee may provide that shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.


                                   SECTION 13
                             OTHER EMPLOYEE BENEFITS

          The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.


                                   SECTION 14
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

          The Board may at any time terminate, and from time-to-time may amend or modify, the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

          No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.


                                   SECTION 15
                                   WITHHOLDING

          15.1 WITHHOLDING REQUIREMENT. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

          15.2 WITHHOLDING WITH STOCK. At the time the Incentive Plan Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the

Participant. All elections shall be subject to the approval or disapproval of the Incentive Plan Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

                (a) All elections must be made prior to the Tax Date.

                (b) All elections shall be irrevocable.


                                   SECTION 16
                             BROKERAGE ARRANGEMENTS

          The Incentive Plan Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

                                   SECTION 17
                           NONEXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 18
                               REQUIREMENTS OF LAW

          18.1 REQUIREMENTS OF LAW. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

          18.2 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of California.

                                   SECTION 19
                              DURATION OF THE PLAN

          The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on December 31, 2013. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

                                  CERTIFICATION

          I, the undersigned, being the duly elected President of the Company, do hereby certify that the foregoing Equity Incentive Plan was adopted by the Board of Directors and by a majority of the outstanding shares of the Company entitled to vote on April 28, 2003.


 By:
    ---------------------------------------
      Tom Blakeley, President

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